Exhibit 10.7

SECOND AMENDMENT TO OPTION AGREEMENT

This Second Amendment (this “Second Amendment”) to the Option Agreement (as defined below), is made and entered into on April 15, 2021, to be effective on August 13, 2020 (the “Effective Date”), by TORCHLIGHT ENERGY, INC., a Texas corporation, and TORCHLIGHT HAZEL, LLC, a Texas limited liability company, whose mailing address is 5700 W. Plano Pkwy #3600, Plano, TX 75093 and email address is john@torchlightenergy.com (collectively “Torchlight”), MASTERSON HAZEL PARTNERS, LP, a Texas limited partnership whose mailing address is P.O. Box 1189, Midland, TX 79702 and email address is ced@mastersonps.com (“Masterson”), and McCabe Petroleum Corporation, a Texas Corporation, whose mailing address is 500 W. Texas Ave. Ste. 890, Midland, TX 79701 and email address is gregmccabe@aol.com (“MPC”) collectively the “Parties”.

RECITALS:

A.    The Parties entered into that certain Option Agreement, dated August 13, 2020.

B.    The Parties entered into that certain First Amendment on September 18, 2020 (the “First Amendment”).

C.    Masterson satisfied its obligations regarding the Well and the Northern Drilling Obligations, and further satisfied Torchlight’s Southern Drilling Obligations.

D.    The Notes, as defined in the First Amendment, have each been converted to Common Stock in Torchlight Energy Resources, Inc.

D.    The undersigned, which constitute all of the Parties to the Option Agreement, desire to amend the Option Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree to amend the Option Agreement as follows, effective as of the Effective Date:

1.    Section II of the Option Agreement is hereby deleted in its entirety and replaced with the following:

II—OPTION PERIOD

The time during which Masterson may exercise the Purchase Option shall be from the Effective Date through and including September 30, 2021, (the “Option Period”), subject to the following: During the Option Period, the Purchase Price shall increase by $500,000.00 on the first of every calendar month beginning on June 1, 2021, without proration. Provided, however, notwithstanding anything to the contrary, the Option Period shall expire upon the occurrence of the earlier of following: (1) if Masterson fails to, no later than 30 days prior to the date of any drilling obligation on the Hazel Prospect, deliver notice of intent to conduct operations sufficient to satisfy such obligation; or (2) if Masterson fails to commence operations sufficient to satisfy any drilling obligation on the Hazel Prospect 7 days prior to the deadline for satisfying the applicable drilling obligation.

* * *

3.    Notwithstanding anything to the contrary contained in Section III of the Option Agreement, the Purchase Price shall be increased, pursuant to Section II of the Option Agreement, if the Purchase Option is exercised after May 31, 2021.

4.    As a condition precedent to the effectiveness of this Second Amendment, Masterson must deliver to Torchlight the sum of $1,000.00 as the fee for extending the Purchase Option.

5.    Except as amended by this Second Amendment, the Option Agreement shall remain in full force and effect, and each of the undersigned hereby restates and reaffirms all of the terms and provisions of the Option Agreement.

6.    This Second Amendment may be executed in any number of counterparts (including by facsimile or other reliable electronic means), each of which shall be considered an original.

[Signature pages follow.]

SECOND AMENDMENT TO OPTION AGREEMENT	- PAGE 2 -

The Second Amendment to the Option Agreement has been executed as of the Effective Date set forth above.

TORCHLIGHT ENERGY, INC.

X:	/s/ John A. Brda
Name: John A. Brda
Title: CEO

TORCHLIGHT HAZEL, LLC

X:	/s/ John A. Brda
Name: John A. Brda
Title: CEO

MASTERSON HAZEL PARTNERS, LP

X:	/s/ Clifton DuBose
Clifton Edwin DuBose, Jr., CEO of Masterson Hazel Management, LLC, its General Partner

MCCABE PETROLEUM CORPORATION

X:	/s/ Greg McCabe
Name: Greg McCabe
Title: President

SECOND AMENDMENT TO OPTION AGREEMENT	- PAGE 3 -